-------------------------------------------------------------------------------

                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                      Form 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):
                                 September 20, 1996
                                 -------------------


             AMRESCO Residential Securities Corporation on behalf of:

         AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-4
        -----------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)



         New York                    333-08687-01             Pending
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
       Incorporation)                   Number)          Identification No.)


     c/o Bankers Trust Company
         Four Albany Street
         New York, New York                              10006
(Address of Principal Executive Offices)               (Zip Code)

   Registrant's telephone number, including area code (714) 253-7575
                                                      --------------

                  c/o Bankers Trust Company of California, N.A.,
               3  Park Plaza, 16th Floor, Irvine, California 92714
              -----------------------------------------------------
           (Former name or former address, if changed since last report)

-------------------------------------------------------------------------------

Item 5.   OTHER EVENTS.
          Information relating to the distributions to Certificateholders for the period from August 28, 1996 to September 25, 1996 (the "Monthly Period") of the AMRESCO Residential Securities Corporation Mortgage Loan Trust 1996-4 (the "Registrant" or "Trust") in respect of the Mortgage Loan Asset Backed Certificates, Series 1996-4, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of mortgage loans, and the subordinated amount remaining), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of August 1, 1996, among AMRESCO Residential Securities Corporation in its capacity as Depositor, AMRESCO Residential Mortgage Corporation in its capacity as the Seller, Long Beach Mortgage Company, Option One Mortgage Corporation and Advanta Mortgage Corp. USA as the Servicers, and Bankers Trust Company of California, N.A., a national banking association, in its capacity as the trustee.

Item 7.   EXHIBIT.

      Monthly Report for the Monthly Period relating to the Certificates issued by the Trust.

                                 SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               By:   AMRESCO Residential Securities Corporation

                By: /s/Ronald B. Kirkland
                  -------------------------
                   Name:     Ronald B. Kirkland
                   Title:      Vice President and
                          Chief Accounting Officer



Dated:  October 4, 1996

                   AMRESCO RESIDENTIAL SECURITIES CORPORATION
                               MORTGAGE LOAN TRUST
                                  SERIES 1996-4


                         STATEMENT TO CERTIFICATEHOLDERS

----------------------------------------------------------------------------------------------------------------------------------
                                                      DISTRIBUTIONS IN DOLLARS
                                        PRIOR                                                                              CURRENT
                 ORIGINAL           PRINCIPAL                                                REALIZED   DEFERRED         PRINCIPAL
 CLASS         FACE VALUE             BALANCE       INTEREST      PRINCIPAL           TOTAL    LOSSES   INTEREST           BALANCE
----------------------------------------------------------------------------------------------------------------------------------
  A1         9,163,000.00        9,163,000.00      46,044.08   1,166,780.11    1,212,824.19      0.00       0.00      7,996,219.89
  A2        22,400,000.00       22,400,000.00     118,906.67           0.00      118,906.67      0.00       0.00     22,400,000.00
  A3        17,600,000.00       17,600,000.00     100,466.67           0.00      100,466.67      0.00       0.00     17,600,000.00
  A4        10,670,000.00       10,670,000.00      64,464.58           0.00       64,464.58      0.00       0.00     10,670,000.00
  A5        13,100,000.00       13,100,000.00      82,966.67           0.00       82,966.67      0.00       0.00     13,100,000.00
  A6       238,146,000.00      238,146,000.00   1,057,343.90   2,790,428.00    3,847,771.90      0.00       0.00    235,355,572.00
  B-IO               0.00                0.00           0.00           0.00            0.00      0.00       0.00              0.00
  R                  0.00                0.00           0.00           0.00            0.00      0.00       0.00              0.00







----------------------------------------------------------------------------------------------------------------------------------
TOTALS     311,079,000.00      311,079,000.00   1,470,192.57   3,957,208.11    5,427,400.68      0.00       0.00    307,121,791.89
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                           FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                       PASS-THROUGH
                                   PRIOR                                                     CURRENT               RATES
                               PRINCIPAL                                                   PRINCIPAL
 CLASS         CUSIP             BALANCE       INTEREST      PRINCIPAL          TOTAL        BALANCE        CURRENT           NEXT
----------------------------------------------------------------------------------------------------------------------------------
  A1       03215PAS8        1,000.000000       5.025001     127.336037     132.361038     872.663963      6.030000%      6.030000%
  A2       03215PAT6        1,000.000000       5.308333       0.000000       5.308333   1,000.000000      6.370000%      6.370000%
  A3       03215PAU3        1,000.000000       5.708334       0.000000       5.708334   1,000.000000      6.850000%      6.850000%
  A4       03215PAV1        1,000.000000       6.041666       0.000000       6.041666   1,000.000000      7.250000%      7.250000%
  A5       03215PAW9        1,000.000000       6.333334       0.000000       6.333334   1,000.000000      7.600000%      7.600000%
  A6       03215PAX7        1,000.000000       4.439898      11.717299      16.157197     988.282701      5.708440%      5.810000%
  B-IO                          0.000000       0.000000       0.000000       0.000000       0.000000      0.000000%      0.000000%
  R                             0.000000       0.000000       0.000000       0.000000       0.000000      0.000000%      0.000000%





----------------------------------------------------------------------------------------------------------------------------------
DEPOSITOR:                   AMRESCO Residential Securities Corporation               ADMINISTRATOR:             Timothy Lewis
SERVICERS:            Advanta Mortgage/Long Beach Mortgage/Option One Mortgage                               Bankers Trust Company
LEAD UNDERWRITER:                Prudential Securities Incorporated                                              3 Park Plaza
RECORD DATE:                               August 28, 1996                                                     Irvine, CA 92714
DISTRIBUTION DATE:                       September 25, 1996                      FACTOR INFORMATION:            (800) 735-7777
----------------------------------------------------------------------------------------------------------------------------------

                                        -C- COPYRIGHT 1996 Bankers Trust Company

                   AMRESCO RESIDENTIAL SECURITIES CORPORATION
                               MORTGAGE LOAN TRUST
                                  SERIES 1996-4

                         STATEMENT TO CERTIFICATEHOLDERS

----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION DATE:  SEPTEMBER 25, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                                             GROUP 1        GROUP 2         TOTALS
                                                                                             -------        -------         ------
SERVICER ADVANCES:
           INTEREST                                                                             0.00     583,662.68     583,662.68
           PRINCIPAL                                                                            0.00      25,550.51      25,550.51


ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:                                              23,283.83      83,201.17     106,485.00
PLUS ADDITIONAL SERVICING COMPENSATION:                                                         0.00           0.00           0.00
                                                                                                ----           ----           ----
TOTAL SERVICING FEES DUE MASTER SERVICER:                                                  23,283.83      83,201.17     106,485.00

LESS: AMOUNTS TO COVER INTEREST SHORTFALLS:                                                     0.00          19.64          19.64
LESS: DELINQUENT SERVICE FEES:                                                                  0.00      30,113.77      30,113.77
                                                                                                ----      ---------      ---------
COLLECTED SERVICING FEES FOR CURRENT PERIOD:                                               23,283.83      53,067.76      76,351.59
                                                                                            0.074849       0.170593       0.245441

----------------------------------------------------------------------------------------------------------------------------------
DELINQUENT AND                                                                                             LOANS          LOANS
FORECLOSURE LOAN                          30 TO 59            60 TO 89        90 PLUS                       IN             IN
INFORMATION*                                DAYS                DAYS           DAYS                      BANKRUPTCY    FORECLOSURE
----------------------------------------------------------------------------------------------------------------------------------
GROUP 1 (Fixed Rate)
--------------------
PRINCIPAL BALANCE                       186,486.90          542,793.47           0.00                          0.00           0.00
NUMBER OF LOANS                                  3                   3              0                             0              0
                                             0.29%               0.85%          0.00%                         0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------------------
GROUP 2 (Adjustable Rate)
-------------------------
PRINCIPAL BALANCE                     6,351,399.70        1,269,485.81           0.00                          0.00      68,714.63
NUMBER OF LOANS                                 72                  15              0                             0              1
                                             3.13%               0.63%          0.00%                         0.00%          0.03%
----------------------------------------------------------------------------------------------------------------------------------

TOTAL
-----
PRINCIPAL BALANCE                     6,537,886.60        1,812,279.28           0.00                          0.00      68,714.63
NUMBER OF LOANS                                 75                  18              0                             0              1
                                             2.45%               0.68%          0.00%                         0.00%          0.03%
----------------------------------------------------------------------------------------------------------------------------------

*DELINQUENCIES ARE INCLUSIVE OF FORECLOSURES AND BANKRUPTCIES




REALIZED LOSS INFORMATION:

                    ------------------------------------------------------------
                                                   GROUP 1    GROUP 2      TOTAL
                                                   -----------------------------
                    PRIOR REALIZED LOSSES:            0.00       0.00       0.00

                     PLUS: CURRENT REALIZED LOSSES    0.00       0.00       0.00
                                                   -----------------------------
                    CUMULATIVE REALIZED LOSSES:       0.00       0.00       0.00
                                                   -----------------------------
                                                   -----------------------------
                    ------------------------------------------------------------

                                        -C- COPYRIGHT 1996 Bankers Trust Company

                   AMRESCO RESIDENTIAL SECURITIES CORPORATION
                               MORTGAGE LOAN TRUST
                                  SERIES 1996-4

                         STATEMENT TO CERTIFICATEHOLDERS

----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION DATE:  SEPTEMBER 25, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                                GROUP 1            GROUP 2             TOTALS
                                                                                -------            -------             ------
BEGINNING NUMBER OF LOANS:                                                             828                1966                2794
ENDING NUMBER OF LOANS:                                                                815                1953                2768

BEGINNING PRINCIPAL BALANCE OF POOL:                                         64,933,544.06      205,146,824.73      270,080,368.79
ENDING PRINCIPAL BALANCE OF POOL:                                            63,906,642.70      202,907,562.61      266,814,205.31
  GROUP FACTOR:                                                                 87.623114%          85.202716%          85.770184%

LARGEST LOAN BALANCE                                                            311,737.20          613,583.76          925,320.96
WEIGHTED AVERAGE TERM TO MATURITY:                                                  321.92              349.16             670.922
CURRENT WEIGHTED AVERAGE MORTGAGE RATE:                                         10.646187%           9.896861%          10.077016%
NEXT WEIGHTED AVERAGE MORTGAGE RATE:                                            10.647172%           9.899331%          10.078452%

PRINCIPAL PREPAYMENTS:
  NUMBER OF LOANS (IF PAID IN FULL):                                                    13                  13                  26
  PRINCIPAL BALANCE:                                                            989,426.44        2,139,401.34        3,128,827.78
  AMOUNT PER $1000 CERTIFICATE:                                                 107.980622           95.508988           10.057985

PREPAYMENT INTEREST SHORTFALL AMOUNT INCLUDED IN DISTRIBUTION:                        0.00               19.64               19.64
NONCOVERED PREPAYMENT INTEREST SHORTFALL FOR THIS DISTRIBUTION:                       0.00                0.00                0.00

REO PROPERTY INFORMATION:
  BOOK VALUE OF REAL ESTATE ACQUIRED THROUGH FORECLOSURE:                             0.00                0.00                0.00
  AGGREGATE PRINCIPAL BALANCE OF REO LOANS:                                           0.00                0.00                0.00
  NUMBER OF REO LOANS:                                                                   0                   0                   0

AVAILABLE FUNDS:                                                              1,579,696.42        3,847,985.59        5,427,682.01
INSURED PAYMENT:                                                                      0.00                0.00                0.00

CLASS A PRINCIPAL DISTRIBUTION BREAKDOWN:
  SCHEDULED PRINCIPAL:                                                           37,474.92           99,860.78          137,335.70
  PRINCIPAL PREPAYMENTS:                                                        986,772.09        2,129,300.12        3,116,072.21
  CURTAILMENTS:                                                                   2,654.35           10,101.22           12,755.57
  SUBORDINATION INCREASE AMOUNT:                                                139,878.75          551,165.88          691,044.63
  PRE-FUNDED AMOUNTS DISTRIBUTED AS PREPAYMENTS:                                      0.00                0.00                0.00
                                                                           -------------------------------------------------------
                                                                              1,166,780.11        2,790,428.00        3,957,208.11

REMAINING PRE-FUNDING AMOUNT:                                                 8,000,000.00       33,000,000.00       41,000,000.00


                                        -C- COPYRIGHT 1996 Bankers Trust Company

                   AMRESCO RESIDENTIAL SECURITIES CORPORATION
                               MORTGAGE LOAN TRUST
                                  SERIES 1996-4

                       TRUSTEE DISTRIBUTION DATE STATEMENT

----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION DATE:          SEPTEMBER 25, 1996
----------------------------------------------------------------------------------------------------------------------------------
                                                                                GROUP 1             GROUP 2              TOTALS
                                                                                -------             -------              ------
SUBORDINATION AMOUNTS:
  SUBORDINATED AMOUNT after all payments and transfers:                         140,422.81          551,990.61          692,413.42
  REQUIRED SUBORDINATION AMOUNT:                                              1,166,505.15        8,097,909.09        9,264,414.24
  EXCESS SUBORDINATION AMOUNT:                                                        0.00                0.00                0.00
  SUBORDINATION DEFICIT:                                                              0.00                0.00                0.00


UNREIMBURSED MONTHLY ADVANCES:                                                        0.00                0.00                0.00


CUMULATIVE LOSS PERCENTAGE:                                                      0.000000%           0.000000%           0.000000%
90+ DELINQUENCY PERCENTAGE:                                                      0.000000%           0.000000%           0.000000%

INSURER PREMIUM AMOUNT:                                                               0.00                0.00                0.00
TRUSTEE FEE AMOUNT:                                                                  67.64              213.69              281.33


GROUP II AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT:                                                                            0.00

ONE-MONTH LIBOR ON THE MOST RECENT ONE-MONTH LIBOR DETERMINATION DATE:                                     N/A
(N/A FOR FIRST PAYMENT)



--------------------------------------------------------------------------------
CARRY FORWARD AMOUNTS
--------------------------------------------------------------------------------
           CURRENT AMOUNTS    CUMULATIVE AMOUNTS  AMOUNTS REIMBURSED THIS PERIOD
--------------------------------------------------------------------------------
CLASS A1        0.00                0.00                      0.00
CLASS A2        0.00                0.00                      0.00
CLASS A3        0.00                0.00                      0.00
CLASS A4        0.00                0.00                      0.00
CLASS A5        0.00                0.00                      0.00
CLASS A6        0.00                0.00                      0.00
--------------------------------------------------------------------------------
-






                                        -C- COPYRIGHT 1996 Bankers Trust Company